SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 1998

                               I.C.H. CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                       1-7697                 43-6069928
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
        of incorporation)                File Number)        Identification No.)


           9404 Genesee Avenue, LaJolla, CA                     92037
       -----------------------------------------            -------------
       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (619) 587-8533

Item 5. Other Events.

      On January 20, 1998, pursuant to an Order of the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, dated January 15, 1998 (the "Order"), I.C.H. Corporation (the "Company") filed an amendment (the "Amendment") to its Amended and Restated Certificate of Incorporation. Pursuant to the terms of the Amendment, the Board of Directors of the Company will be comprised of no less than four (4) members and no more than nine (9) members. The Order was granted in order for the Company to comply with the terms of the First Amended Joint Plan of Reorganization of I.C.H. Corporation, f/k/a Southwestern Life Corporation, f/k/a I.C.H. Corporation, SWL Holding Corporation, f/k/a Life Interests Corporation and Care Financial Corporation, f/k/a Health Interests Corporation, Case Nos. 395-36351 (Chapter
   11), 395-36352 (Chapter 11) and 395-36354 (Chapter 11), respectively, under Chapter 11 of the United States Bankruptcy Code, as previously confirmed by an order of the United States Bankruptcy Court for the Northern District of Texas. Set forth below are the Order and the Amendment.

Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits

3.1 Amendment to the Amended and Restated Certificate of Incorporation of I.C.H. Corporation.

99.1 Order of the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, dated January 15, 1998.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                    I.C.H. CORPORATION

                                    By:   s/ James R. Arabia
                                          -------------------------------------
                                          Name:  James R. Arabia
                                          Title: Chairman and
                                                 Chief Executive Officer

Date: January 21, 1998

                                Index to Exhibits


Exhibit Number     Description                                     Sequentially
--------------     -----------                                       Numbered
                                                                      Pages
                                                                      -----
       3.1         Amendment to the Amended and Restated
                   Certificate of Incorporation of I.C.H.
                   Corporation.

       99.1 Order of the United States Bankruptcy Court for the Northern District of Texas, Dallas
                   Division, dated January 15, 1998.